UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

XSTREAM BEVERAGE NETWORK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

33-30158-A	62-1386351
(Commission File Number)	(IRS Employer Identification No.)

4800 N.W. 15th Avenue, Bay A, Fort Lauderdale, Florida  33309

(Address of Principal Executive Offices) (Zip Code)

(954) 598-7997

(Registrant’s Telephone Number, Including Area Code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 27, 2004 Gail Babitt resigned as our Chief Financial Officer.  We entered into a one month consulting agreement with Ms. Babitt to provide strategic advice and consulting services to us on an as needed basis in matters related to mergers and acquisitions, operating strategy, financial reporting and consolidation of back-office operations, and to assist with the transition of accounting from our Massachusetts subsidiary to our principal offices in Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC.

By:	/s/ THEODORE FARNSWORTH
Theodore Farnsworth, Chairman and Chief Executive Officer

DATED:  January 10, 2005

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